Exhibit 10.30

Dated This 30th day of October 2009
By and Among
TPG Star Energy Ltd.,
FAR East Energy Limited
MIE Holdings Corporation
and
MI Energy Corporation

SECOND AMENDMENT TO
SERIES A PREFERRED SHARES SUBSCRIPTION AND PUT OPTION AGREEMENT
relating to
the subscription of, and put option rights over, Series A Preferred Shares of
MIE HOLDINGS CORPORATION

THIS SECOND AMENDMENT TO SERIES A PREFERRED SHARES SUBSCRIPTION AND PUT OPTION AGREEMENT (this “Second Amendment”) is made on the 30th day of October 2009 by and among:
(1)	TPG Star Energy Ltd., an exempted company incorporated with limited liability in the Cayman Islands, and/or one or more of its Affiliates (collectively, “TPG”);

(2)	Far East Energy Limited, a company incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China (“FEEL”);

(3)	MIE Holdings Corporation, an exempted company incorporated with limited liability in the Cayman Island (the “Company”); and

(4)	MI Energy Corporation, an exempted company incorporated with limited liability in the Cayman Island (“MIE”).
(TPG, FEEL, the Company, and MIE are hereinafter referred to collectively as the “Parties” and individually as a “Party”).
WHEREAS, TPG, FEEL, the Company and MIE entered into the Series A Preferred Shares Subscription and Put Option Agreement dated June 19, 2009 (the “Original Agreement”) pursuant to which the Company will issue 2,145,749 Series A Preferred Shares to TPG on the terms and subject to the conditions contained in the Original Agreement;
WHEREAS, the Parties amended the Original Agreement by amendment dated July 9, 2009; and
WHEREAS, TPG, FEEL, the Company and MIE now wish to further amend the Original Agreement on the terms and subject to conditions set forth herein.
NOW THEREFORE, in consideration of the premises hereinafter contained, and upon the terms and subject to the conditions stated herein, the Parties agree as follows:
1.	DEFINITIONS AND INTERPRETATION
Unless defined in this Second Amendment or the context otherwise requires, words and expressions defined in the Original Agreement shall have the same meanings in this Second Amendment.
2.	AMENDMENTS TO ORIGINAL AGREEMENT
With effect from the date of execution of this Second Amendment, the Original Agreement shall be amended as set out below:
2.1	The definition of “Escrow Shares” in Clause 1.1 shall be deleted in its entirety.

2.2	The definition of “IPO Return Deficiency” in Clause 1.1 shall be deleted in its entirety.

2.3	The definition of “Per Share IPO Price” in Clause 1.1 shall be deleted in its entirety.

2.4	The words “Earlier Put Option Trigger Event” in the definition of “Put Option Period” in Clause 1.1 shall be deleted in their entirety and replaced by the words “Early Put Option Trigger Event”.

2.5	The definition of “TPG Anticipated IPO Return” in Clause 1.1 shall be deleted in its entirety.

2.6	The definition of “Unpaid IPO Return Deficiency Amount” in Clause 1.1 shall be deleted in its entirety.

2.7	The words “relevant Warranty Expiration Date” in Clause 6.3(a) shall be deleted in their entirety and replaced by the words “General Warranty Expiration Date”.

2.8	The words “the Investors” in Clause 6.4(a) shall be deleted in their entirety and replaced by the word “TPG”.

2.9	Clause 8.2 (Initial Public Offering) shall be deleted in its entirety and replaced by “[Intentionally left blank.]”.

2.10	Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and nothing herein shall alter, reduce or otherwise modify the obligations of any Party under the Original Agreement.

3.	GOVERNING LAW
This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York without regarding to conflicts of law principles.
4.	COUNTERPARTS
This Second Amendment may be signed in any number of counterparts, each of which is an original and all of which, taken together, constitute one and the same instrument. This Second Amendment may also be executed and delivered by facsimile signature and in any number of counterparts, each of which shall be deemed an original and all of which, taken together, constitute one and the same instruments.
[Signature page follows]

IN WITNESS WHEREOF this Second Amendment has been duly executed as of the date and year first written above.

TPG STAR ENERGY LTD.
By:	/s/ Clive D. Bode
Name:
Title:

FAR EAST ENERGY LIMITED
By:	/s/ Zhao JiangWei
	Name:	Zhao JiangWei
	Title:	Director

MIE HOLDINGS CORPORATION
By:	/s/ Zhang Ruilin
	Name:	Zhang Ruilin
	Title:	Director

MI ENERGY CORPORATION
By:	/s/ Zhang Ruilin
	Name:	Zhang Ruilin
	Title:	Director

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